UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 12, 2013

SWORDFISH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-07475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Independence Parkway, Southlake, Texas 76092
(Address of principal executive offices)

(972) 393-5892
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On March 12, 2013, Patrick Rodgers, CPA, PA (“Rodgers”), resigned as the independent registered public accounting firm of Swordfish Financial, Inc. (the “Company”) dismissed  . On March 13, 2013, the accounting firm of Patrick Heyn CPA (“Heyn”), was engaged as the Company's new independent registered public accounting firm. The Board of Directors of the Company approved the resignation of Rodgers and the engagement of Heyn.

During the fiscal years ended December 31, 2011 and 2010, and the period through the date of Rodgers resignation, there were no disagreements with Rodgers whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Rodgers's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with a report on the Company's financial statements.

The report of Rodgers on the Company's financial statements for the fiscal years ended December  31, 2011 and 2010, did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements for the fiscal years ended December 31, 2011 and 2010 included a going concern qualification in the Company's audited financial statements.

During fiscal years ended December 31, 2011 and 2010, and the subsequent interim periods thereto, through March 12, 2013, there were no disagreements with Rodgers whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Rodgers satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended December 31, 2011 and 2010 or the subsequent interim period through March 12, 2013.

During the two most recent fiscal years, and any subsequent interim period prior to engaging Heyn, neither the Company, nor anyone on its behalf, consulted Heyn regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Heyn that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has requested that Rodgers furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Number	Exhibit
16.1*	Letter from Patrick Rodgers, CPA, PA dated April 19, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Swordfish Financial, Inc.

Date: April 19, 2013	By:	/s/ Clark Ortiz
	Name:	Clark Ortiz
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
16.1*	Letter from Patrick Rodgers, CPA, PA dated April 19, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

* Filed herewith.